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                                                               EXHIBIT 23


            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in the Form 10-K, into Electro Scientific Industries, Inc. and subsidiaries previously filed Form S-8 and Form S-3 Registration Statements File Nos., 2-91731, 33-2623, 33-2624, 33-34098, 33-37148, 33-46970, 33-58292 and
33-70584.

                                        ARTHUR ANDERSEN LLP



Portland, Oregon
August 11, 1995






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